Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC. (the “Company”)

Frontier Netols Small Cap Value Fund (the “Fund”)

Institutional Class Shares (FNSVX)
Service Class Shares (FNVSX)
Class Y Shares (FNSYX)

Supplement dated June 7, 2017, to Prospectus Dated October 31, 2016

On June 6, 2017, the Board of Directors (the “Board”) of the Company unanimously approved the replacement of Netols Asset Management, Inc. (“Netols”), the subadviser to the Fund, with Phocas Financial Corporation (“Phocas”).  Effective July 1, 2017, Phocas will assume the day-to-day investment management responsibilities for the Fund.  Phocas is an established small-cap value manager that has served as subadviser to another portfolio of the Company, the Frontier Phocas Small Cap Value Fund (the “Phocas Fund”), since 2010.

Netols had recently notified the Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), that it wished to resign as subadviser due to the pending retirement of Netols’ owner and the Fund’s lead portfolio manager, and provided notice of termination of the Fund’s existing subadvisory agreement in accordance with the terms of the agreement.  In order to avoid disruption to the Fund and its shareholders and to ensure the orderly transition of the Fund’s portfolio management, the Board determined to terminate the subadvisory agreement with Netols effective as of the close of business on June 30, 2017 and approved an interim subadvisory agreement with Phocas, to be effective July 1, 2017.  The subadvisory agreement will stay in effect for a period of up to 150 days while the Board and Frontegra evaluate alternatives for the Fund, which Frontegra anticipates will include a recommendation to reorganize the Fund into the Phocas Fund, subject to shareholder approval.

The Fund’s investment objective, principal strategy to invest at least 80% of its assets in the equity securities of small-cap value companies and investment policies will remain the same.  Frontegra will continue as the Fund’s investment adviser and the Fund’s investment advisory fee will remain the same.  Under the interim subadvisory agreement, Frontegra will pay Phocas the subadvisory fee at the same rate currently payable to Netols.  A discussion regarding the Board’s basis for approving the interim subadvisory agreement will be included in the Fund’s semi-annual report for the period ended June 30, 2017.

Effective July 1, 2017, the Fund’s net expense ratio will be reduced by 0.15% for each class of the Fund pursuant to a revised expense limitation agreement between Frontegra and the Fund, as discussed below.

Phocas uses a different investment strategy than Netols in selecting small-cap value securities.  Upon Phocas assuming day-to-day investment management responsibilities for the Fund, it is expected that most of the Fund’s existing holdings will be sold and replaced by new securities identified by Phocas.  Accordingly, it is possible that the Fund will experience higher portfolio turnover and increased trading costs in the short term until the Fund’s portfolio is fully transitioned to Phocas’ investment strategy.  In addition, shareholders who are not tax exempt may experience tax consequences as the Fund’s portfolio is transitioned to Phocas’ strategy.  The Fund will generate capital gains or losses on the sale of its portfolio securities.  The amount of capital gains generated could be significant.  The Fund may be required to distribute those capital gains to shareholders.  Phocas expects that the implementation of its investment process will result in the Fund experiencing a higher portfolio turnover rate and holding a larger number of securities than under Netols’ management.  You should consult your tax adviser for further information about federal, state and local tax consequences relative to your specific situation.

The Board also approved a new expense limitation agreement for the Fund, effective July 1, 2017.  Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95%, 1.10% and 1.35% of the Fund’s average daily net assets attributable to Institutional Class, Service Class and Class Y shares, respectively, through October 31, 2019.

Effective upon Phocas assuming day-to-day investment management responsibilities for the Fund, the changes listed below are made to the prospectus.  Except as provided below, all references to “Netols” in its capacity as subadviser to the Fund shall be deleted and replaced with references to “Phocas.”

Under the heading “Principal Investment Strategy” in summary section, the first two sentences are deleted and replaced with the following sentence and the following paragraph is added after the last sentence:

Under normal market conditions, the Fund invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small-capitalization companies, consistent with companies within the Russell 2000® Value Index.

The Fund pursues its investment objective by investing in a diversified portfolio of small-capitalization securities selling at discounts to their fair value as assessed by the investment and research team of Phocas Financial Corporation (“Phocas”), the Fund’s subadviser.  Phocas will typically invest in 80 to 120 companies with initial weightings between 0.50% to 1.50% of the Fund’s total assets in order to have broad industry representation and reduce individual security risk within the Fund.

Under the heading “Principal Investment Risks” in the summary section and the heading “Principal Investment Strategy—Principal Investment Risks” the following risk factors are added:

Sector Risks.  Although Phocas selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.  Given the current composition of the Russell 2000® Value Index, the Fund may invest a relatively large percentage of its assets in the financial sector and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets.  Financial services companies are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.

High Portfolio Turnover Risk.  During the initial period of Phocas’ management of the Fund, the Fund may experience a high portfolio turnover rate (over 100%).  High portfolio turnover is likely to lead to increased Fund expenses, such as brokerage commissions and other transaction costs.  Additionally, a high portfolio turnover rate may result in higher short-term capital gains taxable to shareholders and in lower investment returns.

The existing “Value Investing” risk factor under the heading “Principal Investment Risks” in the summary section and “Principal Investment Strategy—Principal Investment Risks” is deleted and replaced with the following:

Value Investing Risks.  The Fund invests primarily in value-style stocks, stocks whose prices Phocas believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Phocas, or may decline even further if the market fails to recognize the company’s value, if the factors that Phocas believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

The information under the heading “Management—Portfolio Managers” in the summary section is deleted and replaced as follows:

Portfolio Managers.

Name	Portfolio Manager of the Fund Since	Title
William Schaff, CFA	July 1, 2017	Chief Executive Officer and Portfolio Manager

Steve Block, CFA	July 1, 2017	Portfolio Manager

The first five paragraphs under the heading “Principal Investment Strategy and Related Risks—Principal Investment Strategy,” are deleted and replaced as follows:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in domestic common stocks and other equity securities of small-capitalization companies, consistent with companies within the Russell 2000® Value Index.  As of April 30, 2017, the largest market capitalization of a company in the Russell 2000® Value Index was $12.1 billion and the weighted average market capitalization was $2.1 billion.  Equity securities include investments in convertible preferred stocks and warrants.

The Fund expects to invest in a diversified portfolio across most of the major industries and will typically contain between 80 to 120 stocks of small-capitalization securities selling at discounts to fair value assessed by the Phocas investment and research team.

Phocas will consider selling a security if the price of the security increases to certain levels compared to other securities in the same industry.  Phocas will also consider selling a security if it is subject to excessive position overweighting or if Phocas perceives a loss of management focus (e.g., a deviation from strategy).

The following information is added after the heading “Principal Investment Strategy and Related Risks—Principal Risk Factors”:

INVESTMENT PROCESS

The selection process for the Fund focuses on U.S. small-cap value stocks.  Phocas conducts an initial screening of the marketable U.S. equity universe for liquidity and market capitalization.  The initial screening eliminates the large and mid-cap U.S. equity universe, and also the micro-cap U.S. equity universe.  Phocas establishes valuation screens for each major industry segment of the Fund’s benchmark, the Russell 2000® Value Index.  Traditional valuation metrics such as price/book, price/sales, cash flow metrics and other factors are used either individually or in combination.  Depending upon the industry segment, adjustments are made for balance sheet risk and profitability relative to peer group.  The initial screens are intended to result in identifying the most reasonably priced companies within the U.S. small-cap universe.

The Phocas research team then focuses on specific company qualitative analysis, income statement and balance sheet reviews, as well as any other major factors that might impact share price.  Phocas combines qualitative analysis with fundamental valuation based on traditional cash flow models, proprietary financial models, or other historically reliable valuation methodologies.

The Fund will also have exposure to every major industry segment of the Russell 2000® Value Index that equals or exceeds 5% of the total index.  The portfolio will invest in every major sector with no less than 50% exposure to its benchmark industry weight, or more than 200% of the benchmark weight, with a maximum of 50% in any one sector regardless of the 200% limit.

The information under the headings “Fund Management—Netols” and “Fund Management—Portfolio Managers” is deleted and replaced as follows:

Phocas.  Phocas is an asset management firm that serves as investment adviser to individual and institutional clients.  Phocas was organized in 2005 and is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.  Under the subadvisory agreement, Phocas is compensated by Frontegra for its investment advisory services based on a percentage of the Fund’s net assets.  As of March 31, 2017, Phocas had approximately $1.23 billion under management.

Portfolio Managers.  Phocas’s portfolio managers are responsible for the day-to-day management of the Fund’s portfolio.  William Schaff is the lead portfolio manager, and Steve Block is the co-portfolio manager of the Fund.

William Schaff, CFA founded Phocas in June 2005 and has been a co-portfolio manager of the Fund since July 1, 2017.  He has also jointly managed the Frontier Phocas Small

Cap Value Fund since its inception in 2006, and he managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  From 1986 to 2005, Mr. Schaff managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC and the Undiscovered Managers organization.  Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management.  Mr. Schaff was the lead portfolio manager of the Undiscovered Managers REIT Fund from January 1998 through December 31, 2003.  Mr. Schaff was the sole manager of the Janus World Funds Plc US REIT Fund from September 2003 through February 2005.  Mr. Schaff was also the lead portfolio manager of the Janus Adviser Small Company Value Fund (formerly named Janus Adviser Small Cap Value Fund) from April 2002 to February 2005.

Mr. Schaff holds a Master’s degree in Engineering from the University of California, Davis.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.  Mr. Schaff served as Trustee and Chairperson of the Investment Committee of Alameda County Employee’s Retirement Association from 1998 to 2003.

Steve Block, CFA joined Phocas in March 2006.  Mr. Block has been co-portfolio manager of the Fund since its inception.  He also jointly managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  Mr. Block was a co-Portfolio Manager of Bay Isle Financial LLC’s Separate Account Large Cap Value Portfolios and Senior Analyst on the Janus Adviser Small Company Value Fund from 2002 to 2005.

Mr. Block received his MBA from the University of Michigan’s Ross School of Business in accounting and finance.  He received his B.A. degree from University of California, San Diego in Quantitative Economic Decision Science.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is June 7, 2017.

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